Exhibit 32.1

                            Certification pursuant to
                             18 U.S.C. Section 1350
                              As adoptedpursuant to
                  Section 906 of the Sarbanes-oxley act of 2002

In connection with the quarterly report of Cell Tech International Incorporated (the "Company") on Form 10-Q for the period ended March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Marta C. Carpenter, Chief Executive Officer and Chief Accounting Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

      1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                        /s/ Marta C. Carpenter
                                        ----------------------------------------
                                        Marta C. Carpenter
                                        Chief Executive Officer and
                                        Chief Accounting Officer

                                        DATED: May 15, 2004


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